Back to Form 10-Q
Exhibit 10.15

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

AHCA CONTRACT NO. FA904
AMENDMENT NO. 6

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1.
Effective August 1, 2011, Attachment I, Scope of Services, Capitated Health Plans, is hereby amended to include Attachment I, Exhibit 1-A, Revised Maximum Enrollment Levels, attached hereto and made a part of the Contract.  All references in the Contract to Attachment I, Exhibit I, shall hereinafter also refer to Attachment I, Exhibit 1-A, as appropriate.

2.	Attachment II, Core Contract Provisions, Section XVI., Terms and Conditions, is hereby amended to include Item GG. as follows:
GG. Work Authorization Program

The immigration Reform and Control Act of 1986 prohibits employers from knowingly hiring illegal workers.  The Vendor shall only employ individuals who may legally work in the United States – either U.S. citizens or foreign citizens who are authorized to work in the U.S.  The Vendor shall use the U.S. Department of Homeland Security’s E-Verify Employment Eligibility Verification system to verify the employment eligibility of:

➢	all persons employed by the Vendor, during the term of this Contract, to perform employment duties within Florida; and,
➢	all persons (including subcontractors) assigned by the Vendor to perform work pursuant to this Contract.

The Vendor shall include this provision in all subcontracts it enters into for the performance of work under this Contract.

Unless otherwise stated, this amendment is effective upon execution by both parties.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

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AHCA Contract No. FA904, Amendment No. 6, Page 1 of 2

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

IN WITNESS WHEREOF, the Parties hereto have caused this five (5) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/Christina Cooper	BY:	/s/ Elizabeth Dudek

NAME:	Christina Cooper	Name:	Elizabeth Dudek
TITLE:	President, Florida & Hawaii Division	TITLE:	Secretary
DATE:	6/29/11	DATE:	6/30/11

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit 1-A	Revised Maximum Enrollment Levels (3 Pages)

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AHCA Contract No. FA904, Amendment No. 6, Page 2 of 2

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

ATTACHMENT I
EXHIBIT 1-A
REVISED MAXIMUM ENROLLMENT LEVELS

Maximum enrollment levels and Health Plan provider numbers associated with the counties and populations served.  Exhibit 2-NR-B provide the capitation rate tables respective to the areas of operation listed below.

A.  Non-Reform

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 3 Counties: Hernando, Sumter
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Hernando	15,000	015016901
Sumter	4,500	015016916

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 5 Counties: Pasco, Pinellas
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Pasco	7,000	015016903
Pinellas	15,000	015016904

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 6 Counties: Hillsborough, Manatee, Polk
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Hillsborough	28,000	015016902
Manatee	12,000	015016912
Polk	25,000	015016905

AHCA Contract No. FA904, Attachment I, Exhibit 1-A, Page 1 of 3

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 7 Counties: Orange, Seminole, Osceola, Brevard
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Orange	38,000	015016906
Seminole	6,000	015016908
Osceola	12,000	015016907
Brevard	14,000	015016913

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 8 Counties: Lee, Sarasota, Charlotte
Effective Date: 09/01/09, and 08/01/11 Charlotte
County	Enrollment Level	Provider Number
Lee	15,000	015016911
Sarasota	6,000	015016914
Charlotte	27,000	TBD

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 9 Counties: Palm Beach, St. Lucie, Indian River
Effective Date: 09/01/09, and 08/01/11 Indian River
County	Enrollment Level	Provider Number
Palm Beach	15,000	015016910
St. Lucie	4,500	015016915
Indian River	10,500	TBD

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AHCA Contract No. FA904, Attachment I, Exhibit 1-A, Page 2 of 3

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 10 Counties: Broward
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Broward	25,000	015016900

See Exhibit 2-NR-B Table 2, General Capitation Rates plus Mental Health Rates

Area 11 Counties: Miami-Dade
Effective Date: 09/01/09
County	Enrollment Level	Provider Number
Miami-Dade	25,000	015016909

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AHCA Contract No. FA904, Attachment I, Exhibit 1-A, Page 3 of 3